UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  November 15, 2012

Unilens Vision Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-17861 (Commission File Number)	27-2254517 (IRS Employer Identification No.)

10431 72nd Street North Largo, Florida (Address of Principal Executive Offices)	33777-1511 (Zip code)

Registrant’s telephone number, including area code:  (727) 544-2531

N/A

(Former Name or Former Address, if Changed Since Last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.       Submission of Matters to a Vote of Security Holders.

Unilens Vision Inc. held its Annual Meeting of Stockholders on November 15, 2012. The Class II Board of Directors’ nominee set forth below was elected to hold office until the annual meeting of stockholders in 2015, and, until his successor is duly elected and qualified. Stockholders also ratified the appointment of Pender Newkirk & Company, LLP as the Company’s independent auditors for the 2013 fiscal year. The table below shows the voting results:

	For	Against	Withheld	Broker Non-Votes
Election of Directors
Class II
Vadim Perelman	1,214,895	0	1,765	520,781

Ratification of Appointment of Independent Auditor	1,736,304	0	1,137	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNILENS VISION INC. (Registrant)
Date: November 15, 2012	By /s/Leonard F. Barker Name: Leonard F. Barker Title: Chief Financial Officer